CVR DYNAMIC ALLOCATION FUND (the “Fund”)

Supplement dated January 15, 2015 to the Prospectus dated December 30, 2013, as supplemented on January 10, 2014

The subsection entitled “Manager of Managers Structure” on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Manager of Managers Structure

The Fund’s Board and its shareholders have approved a “manager of managers” structure that permits the Adviser to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”).

The ability to implement the Manager of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, the Adviser may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the subadvisers and recommend their hiring, firing, and replacement. The Manager of Managers Structure provides the Adviser with the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by the Fund to be increased without shareholder approval or change Adviser’s responsibilities to the Fund including the Adviser’s responsibility for all advisory services furnished by a subadviser.

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For more information, please contact a Fund customer service representative toll free at 855-328-7691.

PLEASE RETAIN FOR FUTURE REFERENCE.

219-PSA-0115

CVR DYNAMIC ALLOCATION FUND (the “Fund”)

Supplement dated January 15, 2015 to the Statement of Additional Information (“SAI”) dated December 30, 2013 as supplemented January 10, 2014

The sub-section entitled “Ownership of Adviser and the Subadviser” in the section entitled “F. Investment Adviser” beginning on page 22 of the SAI, is hereby deleted in its entirety and replaced with the following:

Ownership of Adviser and the Subadviser. The Adviser is a Delaware limited liability company. Peter Higgins and Bill Monaghan are the sole Managing Members and owners of the Adviser. SSARIS Advisors, LLC, the Subadviser, is wholly-owned by RTH Partners, LLC, a Delaware limited liability company owned by the executive management team and various other employees of the Subadviser.

* * *
For more information, please contact a Fund customer service representative toll free at 855-328-7691.

PLEASE RETAIN FOR FUTURE REFERENCE.